Note 9 - Lease Obligations	12 Months Ended
Nov. 30, 2016
Leases, Capital [Abstract]
Lease Obligations

On December 1, 2015, the Company entered into a new lease agreement for the premises that it currently operates from, as well the adjoining property which is owned by the same landlord, for a 5 year term with a 5 year renewal option. The Company also has an option to purchase the combined properties after March 1, 2017 and up to November 30, 2020 based on a fair value purchase formula. The Company also leases various computers and equipment under capital leases. Future minimum lease payments under leases with terms of one year or more are as follows at November 30, 2016:

	Capital	Operating
Year ending November 30,	Lease	Lease
	$	$

2017	15,489	179,736
2018	-	179,736
2019	-	179,736
2020	-	179,736
	15,489	718,944
Less: amounts representing interest at 14%	660	-
	14,829	718,944
Less: current portion	14,829	179,736
Balance, long-term portion	-	539,208